Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes Disclosure

5.  INCOME TAXES

The provision for income taxes for income from continuing operations consists of the following (in thousands):

	Year Ended December 31,
	2013	2012	2011
Current:
Federal	$27,427	$99,298	$27,624
State	5,763	10,271	7,827
	33,190	109,569	35,451
Deferred:
Federal	59,479	57,488	104,923
State	11,009	(3,031)	1,219
	70,488	54,457	106,142
Total provision for income taxes for income from continuing operations	$103,678	$164,026	$141,593

The following table reconciles the differences between the statutory federal income tax rate and the effective tax rate (dollars in thousands):

	Year Ended December 31,
	2013		2012		2011
	Amount	%	Amount	%	Amount	%
Provision for income taxes at statutory
federal rate	$121,142	35.0%	$182,646	35.0%	$169,560	35.0%
State income taxes, net of federal
income tax benefit	10,554	3.1	12,491	2.4	8,333	1.7
Release of unrecognized tax benefit	-	-	-	-	(6,509)	(1.3)
Net income attributable to
noncontrolling interests	(26,623)	(7.7)	(28,057)	(5.4)	(26,486)	(5.5)
Change in valuation allowance	-	-	(1,233)	(0.2)	-	-
Federal and state tax credits	(3,972)	(1.1)	(2,185)	(0.4)	(3,788)	(0.8)
Other	2,577	0.7	364	0.1	483	0.1
Provision for income taxes and
effective tax rate for income from
continuing operations	$103,678	30.0%	$164,026	31.5%	$141,593	29.2%

Deferred income taxes are based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities under the provisions of the enacted tax laws. Deferred income taxes as of December 31, 2013 and 2012 consist of (in thousands):

	December 31,
	2013		2012
	Assets	Liabilities	Assets	Liabilities
Net operating loss and credit carryforwards	$186,519	$-	$170,521	$-
Property and equipment	-	820,035	-	762,387
Self-insurance liabilities	125,367	-	124,842	-
Intangibles	-	244,019	-	222,392
Investments in unconsolidated affiliates	-	60,257	-	64,170
Other liabilities	-	23,767	-	22,468
Long-term debt and interest	-	21,256	-	28,920
Accounts receivable	-	86,044	-	38,503
Accrued expenses	53,011	-	55,203	-
Other comprehensive income	47,265	-	102,242	-
Stock-based compensation	22,813	-	31,504	-
Deferred compensation	73,042	-	58,509	-
Other	110,813	-	65,887	-
	618,830	1,255,378	608,708	1,138,840
Valuation allowance	(171,364)	-	(161,312)	-
Total deferred income taxes	$447,466	$1,255,378	$447,396	$1,138,840

The Company believes that the net deferred tax assets will ultimately be realized, except as noted below. Its conclusion is based on its estimate of future taxable income and the expected timing of temporary difference reversals. The Company has state net operating loss carry forwards of approximately $5.5 billion, which expire from 2014 to 2033. The Company also has unrecognized deferred tax assets primarily related to interest expense that are included in other comprehensive income. If recognized, additional state net operating losses will be created which the Company does not expect to be able to utilize prior to the expiration of the carryforward period. A valuation allowance of approximately $9.0 million has been recognized for those items. With respect to the deferred tax liability pertaining to intangibles, as included above, goodwill purchased in connection with certain of the Company’s business acquisitions is amortizable for income tax reporting purposes. However, for financial reporting purposes, there is no corresponding amortization allowed with respect to such purchased goodwill.

The valuation allowance increased by $10.1 million during the year ended December 31, 2013 and increased by $11.1 million during the year ended December 31, 2012. In addition to amounts previously discussed, the change in valuation allowance relates to a redetermination of the amount of, and realizability of, net operating losses and credits in certain income tax jurisdictions.

The total amount of unrecognized benefit that would affect the effective tax rate, if recognized, was approximately $0.7 million as of December 31, 2013.  A total of approximately $0.4 million of interest and penalties is included in the amount of the liability for uncertain tax positions at December 31, 2013.  It is the Company’s policy to recognize interest and penalties related to unrecognized benefits in its consolidated statements of income as income tax expense.  During the year ended December 31, 2013, the Company decreased liabilities for uncertain tax positions by $0.2 million.  It is the Company’s policy to recognize interest and penalties related to unrecognized benefits in its consolidated statements of income as income tax expense.

It is possible the amount of unrecognized tax benefit could change in the next twelve months as a result of a lapse of the statute of limitations and settlements with taxing authorities; however, the Company does not anticipate the change will have a material impact on its consolidated financial statements.

The following is a tabular reconciliation of the total amount of unrecognized tax benefit for the years ended December 31, 2013, 2012 and 2011 (in thousands):

	Year Ended December 31,
	2013	2012	2011
Unrecognized tax benefit, beginning of year	$682	$629	$7,458
Gross increases — tax positions in prior period	195	1,515	349
Reductions — tax positions in prior period	-	-	(3,469)
Lapse of statute of limitations	-	-	(3,575)
Settlements	(402)	(1,462)	(134)
Unrecognized tax benefit, end of year	$475	$682	$629

The Company, or one of its subsidiaries, files income tax returns in the United States federal jurisdiction and various state jurisdictions.  The Company has extended the federal statute of limitations through December 31, 2014 for Triad Hospitals, Inc. (“Triad”) for the tax periods ended December 31, 1999, December 31, 2000, April 30, 2001, June 30, 2001, December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005, December 31, 2006 and July 25, 2007.  With few exceptions, the Company is no longer subject to state income tax examinations for years prior to 2010.  The Company’s federal income tax returns for the 2009 and 2010 tax years are currently under examination by the Internal Revenue Service (“IRS”).  The Company believes the results of these examinations will not be material to its consolidated results of operations or consolidated financial position.  During the year ended December 31, 2013, the IRS concluded its examination of the federal tax return of Community Health Systems, Inc. for the tax periods ended December 31, 2007 and 2008.  The results of these examinations did not have a material effect on the Company’s consolidated results of operations or consolidated financial position.  The Company has extended the federal statute of limitations through December 31, 2014 for Community Health Systems, Inc. for the tax periods ended December 31, 2007 and 2008, and through July 18, 2014 for the tax period ended December 31, 2009.

Cash paid for income taxes, net of refunds received, resulted in net cash paid of $72.8 million, $55.6 million and $26.5 million during the years ended December 31, 2013, 2012 and 2011, respectively.